UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017 (September 27, 2017)

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(626) 844-9400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01       Entry into a Material Definitive Agreement

On October 2, 2017, Western Asset Mortgage Capital Corporation, a Delaware corporation (the "Company"), completed the issuance and sale of $100.0 million aggregate principal amount of its 6.75% Convertible Senior Notes due 2022 (the "Notes") pursuant to an underwriting agreement (the "Underwriting Agreement") by and among the Company, Western Asset Management Company, a California corporation and the manager of the Company, and JMP Securities LLC, as underwriter (the "Underwriter"), whereby the Company agreed to sell to the Underwriter and the Underwriter agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes. In addition, the Company granted the Underwriter the right to purchase, exercisable within a 30-day period, up to an additional $15.0 million aggregate principal amount of the Notes solely to cover over-allotments.

The Notes will be senior unsecured obligations of the Company, bear interest at a rate equal to 6.75% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2018, and will mature on October 1, 2022 (the "Maturity Date"), unless earlier converted, redeemed or repurchased. The Company may not redeem the Notes prior to July 1, 2022 and no sinking fund is provided for the Notes. On or after July 1, 2022, the Company may redeem the Notes for cash, in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date. The Notes will be convertible prior to July 1, 2022 upon the satisfaction of certain conditions and at any time on or after July 1, 2022 until the business day preceding the Maturity Date. The Company may settle conversions in cash, shares of the Company’s common stock or a combination thereof, at the Company’s election.

The conversion rate will initially equal 83.1947 shares of common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $12.02 per share of common stock, representing an approximate 10% conversion premium based on the closing price of the Company’s common stock of $10.93 per share on September 27, 2017.  The conversion rate will be subject to adjustment upon the occurrence of certain specified events. In addition, following certain corporate events that occur prior to the Maturity Date, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event in certain circumstances.

If the Company undergoes a fundamental change (as defined in the Supplemental Indenture), holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The net proceeds to the Company from the sale of the Notes, after deducting the underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $96.6 million (or approximately $111.2 million if the Underwriters’ over-allotment option is exercised in full). The Company intends to use the net proceeds of the offering of the Notes to make investments relating to its business.

The Notes were issued under the base indenture (the "Base Indenture"), dated as of October 2, 2017, between the Company and Wells Fargo Bank, National Association, as trustee (the "Trustee"), as supplemented by a first supplemental indenture (the "Supplemental Indenture"), dated as of October 2, 2017, between the Company and the Trustee with respect to the Notes.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the "Commission") pursuant to a registration statement on Form S-3 (File No. 333-216496) under the Securities Act of 1933, as amended (the "Securities Act"). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on September 29, 2017 pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.  The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes. The legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01        Other Events.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 8.01. On October 2, 2017, the Underwriter exercised, in full, its option to purchase an additional $15,000,000 principal amount of the Notes to cover over-allotments pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Report.

Item 9.01                                            Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 27, 2017, by and among Western Asset Mortgage Capital Corporation, Western Asset Management Company and JMP Securities LLC

4.1	Indenture, dated as of October 2, 2017, between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated as of October 2, 2017, between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association

4.3	Form of 6.75% Convertible Senior Notes due 2022 (attached as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 3, 2017	By:	/s/ Adam C. E. Wright
		Name:	Adam C. E. Wright
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 27, 2017, by and among Western Asset Mortgage Capital Corporation, Western Asset Management Company and JMP Securities LLC

4.1	Indenture, dated as of October 2, 2017, between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated as of October 2, 2017, between Western Asset Mortgage Capital Corporation and Wells Fargo Bank, National Association

4.3	Form of 6.75% Convertible Senior Notes due 2022 (attached as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)